EXHIBIT 99.6

BENEFICIAL OWNER ELECTION FORM

The undersigned acknowledge(s) receipt of your letter and the enclosed materials referred to therein relating to the grant of non-transferable subscription rights (the “Subscription Rights”) to purchase units (the “Units”) of Empire Petroleum Corporation (the “Company”), each unit including shares of common stock, par value $.001 per share (“Common Stock”) and a warrant to purchase shares of Common Stock, pursuant to a rights offering (the “Rights Offering”) as described further in the Company’s Prospectus Supplement, dated July 10, 2025 (the “Prospectus Supplement”), and the accompanying base prospectus, dated September 22, 2023 (the “Base Prospectus” and collectively, with the Prospectus Supplement, the “Prospectus”), the receipt of which is hereby acknowledged.

You are hereby instructed, on the undersigned’s behalf, to exercise the Subscription Rights to purchase Units with respect to the shares of Common Stock held by you for the account of the undersigned, pursuant to the terms and subject to the conditions set forth in the Prospectus and the related “Subscription Certificate,” as follows:

PLEASE PRINT ALL INFORMATION CLEARLY AND LEGIBLY

SECTION 1:  OFFERING INSTRUCTIONS (check the appropriate box if you wish to exercise subscription rights)

IF YOU WISH TO EXERCISE ALL OR A PORTION OF YOUR SUBSCRIPTION RIGHTS:

Please exercise my Subscription Rights for Units pursuant to the Rights Offering, as set forth below:

1. Subscription Rights* (1 Subscription Right = 1 Unit, consisting of 0.0139 shares of Common Stock and a warrant exercisable for 0.0136 shares of Common Stock)	Number of Subscription Rights to be exercised:	Number of Units subscribed for under the Subscription:		Payment to be made in connection with the Units subscribed for under the Subscription:
	Subscription Rights	Units	x $5.30 (price/Unit)	= $

2. Over-Subscription Rights**		Number of Units requested under the Over-Subscription Rights:		Payment to be made in connection with the Units requested under the Over-Subscription Rights:

		Units	x $5.30 (price/Unit)	= $
3. Totals

Total Number of Subscription Rights to be Delivered: Subscription Rights		Total Number of shares of Units subscribed for and/or requested: Units	Total Payment: $

*	You will receive one Subscription Right for each share of Common Stock owned as of the Record Date. For every Subscription Right held, you will be entitled to purchase one Unit at the Subscription Price of $5.30 per Unit, consisting of 0.0139 shares of Common Stock and one warrant exercisable for 0.0136 shares of Common Stock at an exercise price of $5.46 per share. The number of Subscription Rights to be issued to you will be

1

rounded down to the nearest whole number and fractional shares will not be issued upon the exercise of the Subscription Rights. Accordingly, if you held 100 Subscription Rights, your Subscription Rights entitle you to purchase up to 1.39 shares of Common Stock and a warrant exercisable for 1.36 shares of Common Stock. The subscription price per share of Common Stock and warrant exercise price were determined on June 26, 2025.

**	If you purchase all of the Units available to you pursuant to your Subscription Rights, you may subscribe for additional Units pursuant to your Over-Subscription Rights, if any, using the Subscription Price of $5.30 per share. See the description of the Over-Subscription Rights in the Prospectus.

IF YOU DO NOT WISH TO EXERCISE YOUR SUBSCRIPTION RIGHT:

_________ Please DO NOT exercise my Subscription Rights for Units

SECTION 2:  PAYMENT

Payment in the amount of $             (the total Subscription Price) by check or wire transfer is enclosed. Please deduct payment from the following account maintained by you as follows:

Type of Account:

Account Number:

Amount to be deducted: $               (the total Subscription Price)

SECTION 3:  SUBSCRIPTION AUTHORIZATION

I acknowledge that I have received the Prospectus for this offering of Subscription Rights and I hereby exercise such Subscription Rights for the number of shares indicated above on the terms and conditions specified in the Prospectus. I hereby agree that if I fail to pay in full for the Units for which I have subscribed, the Company may exercise any of the remedies provided for in the Prospectus.

Signature(s) of subscriber(s):

Print Name:	Print Name:

Telephone No.:	Telephone No.:

Date:	Date:

2